UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2006

                                   DTLL, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

           Minnesota                             0-30608                                41-1279182
  -------------------------------      -----------------------------             -----------------------------
(State  or  other  jurisdiction                (Commission                                (IRS Employer
       of  incorporation)                      File  Number)                            Identification No.)
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1650 West 82nd, Suite 1200, Bloomington, MN                           55431
 ---------------------------------------------                       --------
   (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (952) 881-4105
                                  ------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 4.01 Change in Registrant's certifying accountant

Effective May 5, 2006 the Company's Board of Directors was notified by the Company's auditors Olsen, Thielen & Co ("Olsen"), which audited the Company's financial statements for the fiscal years ended December 31, 2004 and December 31, 2005, that the Company's proposed business plan to make acquisitions in the gaming industry is not an area of expertise that Olsen would be able to express an opinion. The reports of Olsen did not contain an adverse opinion, (see "Report of Independent Public Accountants," as attached to the 10K filings for the respective years.) Olsen is a public accounting firm that is registered with the PCAOB. During the Company's two most recent fiscal years and subsequent interim periods there were no disagreements with Olsen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Olsen, would have caused Olsen to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

The Company has provided Olsen with a copy of the above disclosures in response to Item 304(a) of Regulation S-B in conjunction with the filing of this Form 8-K. The Company requested that Olsen deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree.

          A copy of the letter from Olsen dated June 8, 2006 is filed as Exhibit 16 to this Form 8-K/A.


Item 9.01 Financial Statements and Exhibits
 (c) Exhibits.

Exhibit
Number         Description
------         -----------
    16         Letter from Olsen, Thielen & Co. to the Securities and Exchange
               Commission, dated June 8, 2006, regarding change in certifying accountant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 26, 2006
                                               DTLL, Inc.


                                               By  /s/ Dual Cooper
                                                   -----------------------------
                                                   Dual Cooper, President